UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 19, 2004

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-2402	41-0319970
(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 437-5611

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits being furnished pursuant to Item 12

99                Earnings release issued August 19, 2004

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 19, 2004, the Company issued an earnings release announcing its financial results for the third quarter ended July 24, 2004.  A copy of the earnings release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	August 19, 2004	By	/s/M. J. McCOY
M. J. McCOY
Executive Vice President
and Chief Financial Officer

Dated:	August 19, 2004	By	/s/J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller